Statutory Prospectus and Statement of Additional Information Supplement dated June 5, 2020
The purpose of this supplement is to provide you with changes to the current Statutory Prospectuses for Class A, C, Y, Investor, R5 and R6 shares and Statement of Additional Information for the Fund listed below:
Invesco Energy Fund
This supplement amends each Statutory Prospectus and the Statement of Additional Information of the above referenced fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with each Statutory Prospectus and Statement of Additional Information and retain it for future reference.
Effective June 5, 2020, Invesco Canada Ltd. no longer serves as the sub-adviser to Invesco Energy Fund. All references to Invesco Canada Ltd. in each prospectus are hereby removed.
The following information replaces in its entirety the information appearing under the heading “Management of the Fund” in each prospectus:
Investment Adviser: Invesco Advisers, Inc. (Invesco or the Adviser)
Portfolio Manager	Title	Length of Service on the Fund
Kevin Holt	Portfolio Manager	2020
The following information replaces in its entirety the information appearing under the heading “Fund Management – Portfolio Manager” in each prospectus:
•	Kevin Holt, Portfolio Manager, who has been responsible for the Fund since 2020 and has been associated with Invesco and/or its affiliates since 2010.
Additionally, the Statement of Additional Information for the Fund is also amended to reflect the sub-adviser and portfolio manager changes above.
I-ENE-STATSAI-SUP-060520